EXHIBIT 99.1
FOR IMMEDIATE RELEASE
                                Contact:  Ross A Benavides
                                          Chief Financial Officer
                                          (713) 860-2510



              GENESIS ENERGY NAMES DELOITTE & TOUCHE
                   INDEPENDENT AUDITORS FOR 2002


       May 2, 2002 - Genesis Energy, L.P. (AMEX:GEL) announced today that it has selected Deloitte & Touche LLP as its independent public accountants for 2002, replacing Arthur Andersen.
       Genesis Energy, L.P., operates crude oil common carrier pipelines and is an independent gatherer and marketer of crude oil in North America, with operations concentrated in Texas, Louisiana, Alabama, Florida, Mississippi and New Mexico.

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